SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2008

SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Delaware	000-51717	98-0434357
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reincorporation – Agreement and Plan of Merger

On August 13, 2008, Solar EnerTech Corp., a Nevada corporation (“Solar EnerTech Nevada”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solar EnerTech Corp., a Delaware corporation and wholly owned subsidiary of Solar EnerTech Nevada (“Solar EnerTech Delaware”), whereby Solar EnerTech Nevada merged with and into Solar EnerTech Delaware in order to effect a reincorporation changing Solar EnerTech Nevada’s state of domicile from Nevada to Delaware (the “Reincorporation”). After the Reincorporation, Solar EnerTech Nevada ceased to exist and Solar EnerTech Delaware was the surviving entity (the “Surviving Corporation”). The Reincorporation was duly approved by both Solar EnerTech Nevada’s Board of Directors and a majority of Solar EnerTech Nevada’s stockholders at its annual meeting of stockholders held on May 5, 2008 (the “2008 Annual Meeting”). On August 13, 2008, the Reincorporation was completed (the “Effective Time”). The Reincorporation into Delaware did not result in any change to Solar EnerTech Nevada’s business, management, employees, directors, capitalization, assets or liabilities.

As a result of the Reincorporation, stockholders are not required to exchange their stock certificates for stock certificates of Solar EnerTech Delaware as each outstanding share of Solar EnerTech Nevada common stock, par value $0.001, was automatically converted into one share, par value $0.001, of Solar EnerTech Delaware common stock and certificates which formerly represented shares of Solar EnerTech Nevada common stock thereafter represent shares of Solar EnerTech Delaware. As of the Effective Time, all of Solar EnerTech Nevada’s property, rights, privileges, and powers vested in Solar EnerTech Delaware, and all of Solar EnerTech Nevada’s debts, liabilities and duties became the debts, liabilities and duties of Solar EnerTech Delaware. Additionally, the Certificate of Incorporation of Solar EnerTech Delaware and the Bylaws of Solar EnerTech Delaware, became the governing documents of the Surviving Corporation. At the Effective Time, the directors and officers of Solar EnerTech Nevada immediately prior to the Effective Time became directors and officers of the Surviving Corporation.

As of the Effective Time, (a) each issued and outstanding option, warrant, convertible security or other right to purchase shares of Solar EnerTech Nevada’s common stock, have automatically been converted into an option, warrant, convertible security or other right to purchase shares of common stock of Solar EnerTech Delaware, upon the same terms and subject to the same conditions as set forth in the original agreements, documents, certificates or other instruments issued by Solar EnerTech Nevada, as applicable, and (b) Solar EnerTech Delaware assumed all of Solar EnerTech Nevada’s obligations pertaining to options, warrants, convertible securities or other rights to purchase shares of common stock.

For a description of the terms of the Reincorporation, see the Merger Agreement which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Indemnification Agreement

On August 13, 2008, the Board of Directors of Solar EnerTech Delaware, approved the adoption of a form Indemnity Agreement (the “Indemnity Agreement”) to be used in connection with memorializing the Surviving Corporation’s indemnification obligations to directors and executive officers of the Surviving Corporation. The Board of Directors of Solar EnerTech Nevada also approved the Indemnity Agreement on June 13, 2008. The Indemnity Agreement was adopted in connection with the Reincorporation and is substantially similar to the indemnification agreements previously entered into between Solar EnerTech Nevada and its directors and executive officers (with the exception that the Indemnity Agreement references provisions of Delaware law while the prior agreements reference Nevada statutes). A copy of the Indemnity Agreement is attached hereto as Exhibit 10.27 hereto and is incorporated herein by reference.

Amended and Restated 2007 Equity Incentive Plan

As part of the Reincorporation, the Surviving Corporation is assuming the Amended and Restated 2007 Equity Incentive Plan (the “Amended 2007 Plan”) and all equity awards granted under the Amended 2007 Plan. At the 2008 Annual Meeting, Solar EnerTech Nevada’s stockholders approved Amended 2007 Plan. The Amended 2007 Plan was adopted by the Board of Directors of Solar EnerTech Nevada on February 5, 2008 to go effective upon the Reincorporation. The Amended 2007 Plan, which among other things, increases the number of shares authorized for issuance from 10,000,000 to 15,000,000.

Additional information regarding the Amended 2007 Plan can be found on pages ten (10) through fifteen (15) of the Solar EnerTech Nevada’s Definitive Proxy Statement (File No. 000-51717) filed on March 31, 2008 (the “Proxy Statement”) under the heading “Proposal 3 - Approval of the Solar EnerTech Corp. Amended and Restated 2007 Equity Incentive Plan” and incorporated herein by reference. A copy of the Amended 2007 Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

In connection with the Reincorporation and pursuant to the Merger Agreement, disclosed under Item 1.01 above, as of the Effective Time, (i) each outstanding share of Solar EnerTech Nevada common stock, par value $0.001 per share, was automatically converted into one share of the Registrant’s common stock, par value $0.001 per share, with the result that the Registrant is now the publicly-held corporation and Solar EnerTech Nevada has been merged out of existence; (ii) each stock certificate representing issued and outstanding shares of Solar EnerTech Nevada common stock continues to represent the same number of shares of the Registrant’s common stock; (iii) the stockholders of Solar EnerTech Nevada became the stockholders of the Registrant; (iv) each option, other right to purchase, or security convertible into or exercisable for, Solar EnerTech Nevada common stock (a “Right”) outstanding immediately prior to the Reincorporation was converted into and became an equivalent Right to acquire, upon the same terms and conditions, the equal number of shares of the Registrant’s common stock (whether or not such option was then exercisable) and the exercise price per share under each respective Right remained equal to the exercise price per share immediately prior to the Reincorporation; and (v) Solar EnerTech Delaware assumed all of Solar EnerTech Nevada’s obligations under its Amended 2007 Plan.

In addition, as a result of the Reincorporation, holders of Solar EnerTech Nevada are now holders of Solar EnerTech Delaware and their rights as holders are now governed by the General Corporation Law of the State of Delaware, Certificate of Incorporation of Solar EnerTech Delaware and Bylaws of Solar EnerTech Delaware. The Certificate of Incorporation and Bylaws of the Surviving Corporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current report on Form 8-K and incorporated by reference herein.

Holders of outstanding stock certificates representing shares of Solar EnerTech Nevada common stock will not be required to surrender such certificate to either Solar EnerTech Nevada or the Registrant.

Delaware corporate law will now be applicable in the determination of the rights of stockholders of the Registrant. The Registrant refers its stockholders to the discussion entitled “Proposal 4 - Approval of an Agreement and Plan of Merger Pursuant to Which We Will Reincorporate From the State of Nevada to the State of Delaware” beginning on page sixteen (16) of the Proxy Statement and incorporated herein by reference, for a summary of all of the material terms of the charter documents, bylaws and laws of the two states as they pertain to stockholder rights.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosure provided in Item 1.01 above is incorporated herein by reference. The Amended 2007 Plan provides more shares for use as an incentive to retain directors, officers, consultants, advisors and employees of the Surviving Corporation.

Section 8 – Other Events

Item 8.01	Other Events

In connection with the completion of the Reincorporation on August 13, 2008 and by operation of Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock of Solar EnerTech Delaware has succeeded to Solar EnerTech Nevada’s attributes as the registrant with respect thereto.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger between the Registrant and Solar EnerTech Corp., a Nevada corporation and the Registrant’s predecessor in interest, dated August 13, 2008.

3.1	Certificate of Incorporation of the Registrant as filed with the Secretary of State of Delaware on May 23, 2008.

3.2	Bylaws of the Registrant.

4.1	Specimen Common Stock Certificate of the Registrant.

10.1	Form of Indemnity Agreement entered into between the Company and its directors, officers and certain other employees.

10.2	Amended and Restated 2007 Stock Incentive Plan established effective as of August 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERTECH CORP.

Dated: August 13, 2008	By:	/s/ Anthea Chung
Anthea Chung, Chief Financial Officer